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                                                                 EXHIBIT 10.M

                             AMENDMENT NUMBER SIX
                                    TO THE
                          BW/IP INTERNATIONAL, INC.
                               RETIREMENT PLAN
               (AS AMENDED AND RESTATED AS OF JANUARY 1, 1993)

        The BW/IP International, Inc. Retirement Plan, as amended and restated as of January 1, 1993 (the "Plan"), is hereby further amended as follows:

1.  Determination of Small Benefit
    ------------------------------

        Section 6.12 of the Plan is amended by deleting the second sentence thereof any by inserting the following in lieu thereof:

        "The Actuarial Value of the lump sum payment shall be determined using an interest rate equal to the interest rate on 30-year Treasury securities as specified by the Commissioner of Internal Revenue under Code Section 417(e) for the month of November of the year preceding the year in which the date of distribution shall occur and using the prevailing mortality table of the Commissioner of Internal Revenue used to determine reserves for group annuity contracts under Code Section 807(d)(5) as required under Code Section 417(e)."

2.  Ratification and Reaffirmation
    ------------------------------

        Except as specifically amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

3.  Effective Date
    --------------

        This Amendment Number Six to the Plan as restated shall be effective as of November 1, 1995; provided, however, that such amendment shall not be effective for any Participant in the Plan whose date of distribution is prior to January 1, 1996 if the effect of such Amendment would be to reduce the present value of




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the Participant's benefit from that which it would have been had such Amendment not been adopted.

        IN WITNESS WHEREOF, the Company maintaining the Plan has caused this Amendment Number Six to be executed as of the 19th day of October 1995.


                                                   BW/IP International, Inc.


                                                   By /s/  D.G. Taylor
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